UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 24, 2010

PINNACLE GAS RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33457	30-0182582
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East Alger Street

Sheridan, Wyoming 82801

(Address of Principal Executive Offices) (Zip Code)

(307) 673-9710

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        Other Events.

On February 24, 2010, Pinnacle Gas Resources, Inc. (the “Company”) issued a press release announcing that the Company has entered into a definitive Agreement and Plan of Merger pursuant to which an investor group will acquire the Company in an all-cash transaction for $0.34 per share of common stock.  A copy of the press release is furnished at Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01         Financial Statements and Exhibits.

(d)        Exhibits.  The following exhibits are being furnished with this Current Report on Form 8-K.

99.1   Press Release Dated February 24, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2010	PINNACLE GAS RESOURCES, INC.

	By:	/s/Ronald T. Barnes
Ronald T. Barnes
Senior Vice President and Chief Financial Officer